Exhibit 10(n)

                                 US$150,000,000


                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT


                                   dated as of


                                November 15, 2001


                                      among


                             THE VALSPAR CORPORATION


                           The Borrowing Subsidiaries
                                  Party Hereto


                            The Lenders Party Hereto


                                       and


                              JPMORGAN CHASE BANK,
                             as Administrative Agent


                             BANK OF AMERICA, N.A.,
                                 BANK ONE, N.A.,
                              WACHOVIA BANK, N.A.,
              as Co-Syndication Agents and Co-Documentation Agents


                           ---------------------------


                           J.P. MORGAN SECURITIES INC.
                         as Lead Arranger and Bookrunner

                                    AMENDMENT AND RESTATEMENT AGREEMENT dated as
                           of November 15, 2001 (this "Amendment and
                           Restatement"), in respect of the 364-DAY CREDIT AGREEMENT dated as of November 17, 2000 (the "Credit Agreement"), among THE VALSPAR CORPORATION, a Delaware corporation (the "Company"); the BORROWING SUBSIDIARIES from time to time party hereto (the Company and the Borrowing Subsidiaries being collectively called the "Borrowers"); the LENDERS from time to time party hereto; JPMORGAN CHASE BANK, as Administrative Agent; and BANK OF AMERICA, N.A., BANK ONE, N.A. and WACHOVIA BANK, N.A., as Co-Syndication Agents and Co-Documentation Agents.

                  The Company and each other Borrower has requested that the Credit Agreement be amended and restated as set forth in Section 1 below and the parties hereto are willing so to amend the Credit Agreement. Each capitalized term used but not defined herein has the meaning assigned thereto in the Credit Agreement.

                  In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

                  SECTION 1. Amendment and Restatement. Upon the effectiveness of this Amendment and Restatement as provided in Section 3 below, the Credit Agreement shall be amended and restated in the form resulting from the following revisions:

                  (a) The preamble to the Credit Agreement is hereby amended by deleting the preamble in its entirety and substituting therefore the following paragraph:

                           "The Company has requested the Lenders to amend and restate the Existing Credit Agreement (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in
                           Article I) under which the Borrowers may obtain revolving loans in an aggregate principal amount at any time outstanding not greater than $150,000,000. All Borrowings under this Agreement will be denominated in U.S. Dollars."

                  (b) Section 1.01 of the Credit Agreement is hereby amended as follows:

                           (i) Consolidated EBITDA. The definition of the term
                  "Consolidated EBITDA" is hereby amended by deleting clause
                  (vi) in its entirety and substituting therefor "(vi) charges, to the extent such charges do not exceed $40,000,000 in the aggregate, associated with addbacks related to the restructuring program and other initiatives to eliminate redundant facilities from the Lilly Acquisition and to accelerate performance improvement".

                           (ii) Existing Credit Agreement. The definition of the
                  term "Existing Credit Agreement" is hereby amended by deleting in its entirety and substituting therefor the following definition:

                  "Existing Credit Agreement" means the 364-Day Credit Agreement dated as of November 17, 2000, among the Company, the borrowing subsidiaries party thereto, the lenders party thereto and Chase, as administrative agent."

                           (iii) Five-Year Credit Agreement. The definition of
                  the term "Five-Year Credit Agreement" is hereby amended by deleting the words "as of the date hereof" and substituting therefor "dated as of November 15, 2000, as amended, supplemented or otherwise modified from time to time".

                           (iv) Information Memorandum. The definition of the
                  term "Information Memorandum" is hereby amended by deleting the date "August 2000" and substituting therefor "October 2001".

                           (v) Maturity Date. The definition of the term
                  "Maturity Date" is hereby amended by deleting the words "second anniversary" and substituting therefor "first anniversary".

                           (vi) Termination Date. The definition of the term
                  "Termination Date" is hereby amended by deleting the date "November 16, 2001" and substituting therefor "November 14, 2002".

                           (vii) US Tranche Commitment. The definition of the
                  term "US Tranche Commitment" is hereby amended by deleting the amount "US$500,000,000" and substituting therefor "US$150,000,000".

                           (viii) Transactions. The definition of the term
                  "Transactions" is hereby amended by deleting the words "and the completion of the Lilly Acquisition" and inserting the word "and" before the words "the use of the proceeds thereof".

                  (c) Fees. Paragraph (d) of Section 2.10 of the Credit Agreement is hereby amended by deleting the paragraph in its entirety and substituting therefor:

                           "(d) [Intentionally deleted];".

                  (d) Financial Information; No Material Adverse Change. (i) Paragraph (a) of Section 3.04 of the Credit Agreement is hereby amended by deleting the date "October 29, 1999" and substituting therefor "October 27, 2000", and deleting the dates "January 28, 2000, April 28, 2000 and July 28, 2000" and substituting therefor "January 26, 2001, April 27, 2001 and July 27, 2001".

                           (ii) Paragraph (b) of Section 3.04 of the Credit
                  Agreement is hereby amended by deleting the date "October 29, 1999" and substituting therefor "October 27, 2000".

                  (e) Conditions. Section 4.01 of the Credit Agreement is hereby amended by deleting the entire Section and substituting therefor
         Section 3 of this Amendment and Restatement.

                  (f) Ratio of Consolidated Debt to Consolidated EBITDA. Section
         5.03 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and substituting therefor the following table:

                               Period                             Ratio
                               ------                             -----

                   Effective Date through December            4.75 to 1.00
                   20, 2001

                   December 21, 2001 through                  4.00 to 1.00
                   December 20, 2002

                   December 21, 2002 through                  3.50 to 1.00
                   December 20, 2003

                   December 21, 2003 through                  3.25 to 1.00
                   December 20, 2004

                   December 21, 2004 and thereafter           3.00 to 1.00

                  (g) Effective Date. From and after the Effective Date (as defined below), all references in the Credit Agreement to "the date hereof", "the date of this Agreement" or other words or phrases of similar import, shall be deemed references to the date of this Amendment and Restatement.

                  (h) Schedules. Schedules 1.01, 2.01, 3.08 and 3.14 to the Credit Agreement are hereby deleted and new Schedules 1.01, 2.01, 3.08 and 3.14 hereto are inserted in their place.

                  SECTION 2. Representations and Warranties. The Company and each other Borrower represents and warrants as of the Effective Date to the Lenders that:

                  (a) Before and after giving effect to this Amendment and Restatement, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as if made on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (b) Immediately before and after giving effect to this Amendment and Restatement, no Default has occurred and is continuing.

                  SECTION 3. Conditions to Effectiveness. This Amendment and Restatement and the obligations of the Lenders to make Loans under the Credit Agreement as amended and restated hereby shall become effective on the date (the "Effective Date") on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

                  (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment and Restatement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment and Restatement) that such party has signed a counterpart of this Amendment and Restatement.

                  (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Lindquist & Vennum, PLLP, special counsel to the Company, dated the Effective Date and substantially in the form of Exhibit C to the Credit Agreement, and covering such other matters relating to the

         Company, this Amendment and Restatement, the Credit Agreement or the Transactions as the Required Lenders shall reasonably request. The Company hereby requests such counsel to deliver such opinion.

                  (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrowers, the authorization of the Transactions and any other legal matters relating to the Borrowers, this Amendment and Restatement, the Credit Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

                  (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with the conditions set forth in paragraphs (a) and (b) of
         Section 4.02 of the Credit Agreement.

                  (e) All loans outstanding under the Existing Credit Agreement shall have been repaid, together with all interest, fees and other amounts accrued thereunder.

                  (f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including the agreed upon fees and charges, plus disbursements, of counsel) required to be reimbursed or paid by the Company or any Subsidiary in connection with this Amendment and Restatement or any Loan Document.

The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

                  SECTION 4. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

                  SECTION 5. Consents. Each of the Company and the Borrowing Subsidiaries hereby acknowledges receipt of and consents to the terms of this Amendment and Restatement and confirms that their respective Guarantees pursuant to Article VIII of the Credit Agreement and the Guarantee Agreement remain in full force and effect notwithstanding the execution and delivery of this Amendment and Restatement.

                  SECTION 6. APPLICABLE LAW. THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. Counterparts. This Amendment and Restatement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment and Restatement by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

                  SECTION 8. Expenses. The Borrowers agree to reimburse the Administrative Agent for all out-of-pocket expenses incurred by it in connection with this Amendment and Restatement, including the agreed upon fees and charges plus disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  SECTION 9. Headings. The headings of this Amendment and Restatement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        THE VALSPAR CORPORATION

                                        by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                        ENGINEERED POLYMER SOLUTIONS,
                                        INC.,

                                        by
                                        ----------------------------------------
                                        Name:
                                        Title:

Consent. Each of the undersigned Subsidiary Guarantors hereby acknowledges receipt of, and consents to the terms of, the foregoing Amendment and confirms that their respective Guaranties pursuant to the Guarantee Agreement remain in full force and effect notwithstanding the execution and delivery of this Amendment by the parties thereto.

                                        VALSPAR FINANCE CORPORATION

                                        by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                        VALSPAR COATINGS FINANCE
                                        CORPORATION,

                                        by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                        VALSPAR CREDIT CORPORATION

                                        by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                        VALSPAR FINANCE CORPORATION

                                        by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                        JPMORGAN CHASE BANK, individually and
                                        as Administrative Agent and Swingline
                                        Lender

                                        by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                        BANK OF AMERICA, N.A., individually and
                                        as Co-Documentation Agent and Co-
                                        Syndication Agent,

                                        by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                        BANK ONE, N.A., (Main Office Chicago
                                        individually and as Co-Documentation
                                        Agent and Co-Syndication Agent,

                                        by
                                        ----------------------------------------
                                        Name:
                                        Title:

                                        WACHOVIA SECURITIES, INC., individually
                                        and as Co-Documentation Agent and Co-
                                        Syndication Agent,

                                        by
                                        ----------------------------------------
                                        Name:
                                        Title: